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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM 8-K

                                 CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934*


         Date of Report (Date of earliest event reported): May 29, 2003
                                                           ------------


                         Finlay Fine Jewelry Corporation
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


   Delaware                         33-59380                    13-3287757
--------------------------------------------------------------------------------
(State or other                   (Commission                  (IRS Employer
jurisdiction of                   File Number)               Identification No.)
incorporation)


       529 Fifth Avenue, New York, New York                        10017
     ----------------------------------------                   ----------
     (Address of principal executive offices)                   (zip code)


       Registrant's Telephone Number, including Area Code: (212) 808-2800
                                                           --------------


                                       N/A
          -------------------------------------------------------------
          (Former name or former address, if changed since last report)





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*    The Registrant is not subject to the filing requirements of Section 13 or
     15(d) of the Securities Exchange Act of 1934 and is voluntarily filing this Current Report on Form 8-K.



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ITEM 7.     FINANCIAL STATEMENTS AND EXHIBITS.

(a) - (b)   Not applicable.

(c)         Exhibits.

            The following exhibit is furnished with this Form 8-K:

            99.1  Finlay Enterprises, Inc. press release dated May 29, 2003.

ITEM 9. REGULATION FD DISCLOSURE (INFORMATION PROVIDED UNDER ITEM 12 - RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

        Pursuant to Securities and Exchange Commission Release No. 33-8216 dated March 27, 2003, the following information is being furnished under Item 12 of Form 8-K.

        On May 29, 2003, Finlay Enterprises, Inc. ("Finlay Enterprises"), the parent of Finlay Fine Jewelry Corporation (the "Registrant"), issued a press release to report Finlay Enterprises' financial results for the first quarter of fiscal 2003. A copy of the press release is furnished herewith as Exhibit 99.1.



















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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                          FINLAY FINE JEWELRY CORPORATION
                                          (Registrant)

Dated:  May 29, 2003                      By: /s/ Bruce E. Zurlnick
                                              --------------------------------
                                              Bruce E. Zurlnick
                                              Senior Vice President, Treasurer
                                              and Chief Financial Officer
















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